Suppliers	12 Months Ended
Dec. 31, 2025
Disclosure Suppliers Abstract
Suppliers

14.	Suppliers

	12/31/2025	12/31/2024
Brazilian-based suppliers (1) /(2)	44,766	26,190
Non-Brazilian-based suppliers	4,758	6,437
Total suppliers (3)	49,524	32,627
(1)	Out of the amount recognized in suppliers as of December 31, 2025, $25,678 ($5,631 as of December 31, 2024) was related to ongoing arbitration to which Sigma Brazil is a party.
2)	The Company restructured mining operations to increase efficiency, which involved a change of some suppliers and the outstanding balance as of December 31, 2025 is partly the result of a mine demobilization made at the start of the restructuring.;
(3)	As of December 31, 2024, the Company reclassified to suppliers the amount of $9,071, which was previously recognized as accounts payable.

As of December 31, 2025, total suppliers included $25,678($5,631 as of December 31, 2024) in amounts that were being disputed by the Company regarding services that were either not provided at all or not provided in accordance with contractual terms. These liabilities are under dispute and were initially assessed as possible, with an expected cash outflow beyond 12 months. However, to ensure compliance with the IFRS Accounting Standards, the Company maintained the balances recording under suppliers until the new reassessment by legal counsel is concluded or updated.

 Accounting policy

These amounts represent outstanding liabilities for goods and services provided to the Company prior to year-end. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting year. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method.